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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                    FORM 8-K
                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2006
                                                 ---------------
                            CONECTISYS CORPORATION
            (Exact name of registrant as specified in its charter)

         Colorado                  33-3560D                  84-1017107
----------------------------     -----------             -------------------
(State or other jurisdiction     (Commission                (IRS Employer
of incorporation)                File Number)            Identification No.)


     24307 Magic Mountain Parkway, Suite 130, Valencia, California 91355
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      (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code  (661) 295-6763
                                                  ---------------------------

     24730 Avenue Tibbitts, Suite 130, Valencia, California     91355
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    (Former name or former address, if changed since last report)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry Into a Material Definitive Agreement.

    On March 14, 2006, ConectiSys Corporation (the "Company") and AJW Partners, LLC, AJW Offshore, Ltd., AJW Qualified Partners, LLC and New Millennium Capital Partners II, LLC, (the "Investors") executed a Securities Purchase Agreement dated as of March 8, 2006 that provides for the issuance by the Company of Callable Secured Convertible Notes in the aggregate principal amount of $1,270,000 and the issuance of Stock Purchase Warrants to purchase up to an aggregate of 20,320,000 shares of common stock of the Company ("Common Stock") in exchange for aggregate consideration of up to $1,270,000 in cash.

    The Securities Purchase Agreement contemplates an initial investment of $370,000 and nine equal monthly investments in the amount of $100,000 each for aggregate proceeds to the Company of $1,270,000. The subsequent monthly investments contemplated by the Securities Purchase Agreement are terminable upon 30 days advance notice by either the Company or a majority- in-interest of the Investors.

    The Callable Secured Convertible Notes are due March 8, 2009, accrue interest at the per annum rate of 6% and are convertible into shares of Common Stock at the lesser of $.03 per share and 40% of the average of the lowest three intraday trading prices of a share of Common Stock during the 20 trading days immediately preceding conversion. The Stock Purchase Warrants are exercisable into shares of Common Stock at a fixed exercise price of $.0009 per share.

    In connection with the Securities Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Investors. The Registration Rights Agreement provides that the Investors may, subject to certain customary limitations, demand that the Company, and that the Company shall thereafter be obligated to, register for resale with the Securities and Exchange Commission an amount of shares of Common Stock equal to 200% of the number of shares of Common Stock underlying the Callable Secured Convertible Notes and the Stock Purchase Warrants. In addition, the Registration Rights Agreement provides that in the event that the Company undertakes to file with the Securities and Exchange Commission a Registration Statement covering shares of Common Stock to be sold by the Company or by one or more holders other than the Investors, the Company shall provide the Investors with notice and the opportunity to, subject to certain customary limitations, cause the Company to include in such Registration Statement an amount of shares of Common Stock equal to 200% of the number of shares of Common Stock underlying the Callable Secured Convertible Notes and the Stock Purchase Warrants.

    The obligations of the Company under the Securities Purchase Agreement, the Callable Secured Convertible Notes, the Stock Purchase Warrants and the Registration Rights Agreement are secured by substantially all of the assets of the Company pursuant to a Security Agreement and an Intellectual Property Security Agreement.

    The Company has previously entered into various Securities Purchase Agreements and related instruments and agreements with the Investors concerning financing transactions on terms substantially similar to those described above. As of March 8, 2005, and not including amounts received by the Company in connection with the transaction described above, the Investors have collectively lent to the Company funds in the aggregate amount of $4,650,000

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and have received Stock Purchase Warrants to purchase an aggregate of
16,050,000 shares of Common Stock.

Item 9.01.  Financial Statements and Exhibits.

    (a) Financial Statements of Businesses Acquired.
        --------------------------------------------
        Not applicable.

    (b) Pro Forma Financial Information.
        --------------------------------
        Not applicable.

    (c) Exhibits.
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        Number  Description
        ------  -----------
        10.1 Securities Purchase Agreement dated as of March 8, 2006 by and between the Registrant and the purchasers named therein

        10.2    Form of Callable Secured Convertible Note due March 8,2009

        10.3    Form of Stock Purchase Warrant dated as of March 8, 2006

        10.4 Registration Rights Agreement dated as of March 8, 2006 by and between the Registrant and the investors named therein

        10.5 Security Agreement dated as of March 8, 2006 between the Registrant and the secured parties named therein

        10.6 Intellectual Property Security Agreement dated as of March 8, 2006 between the Registrant and the secured parties named therein

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                                SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 15, 2006                            CONECTISYS CORPORATION


                                                 By:  /S/ ROBERT A. SPIGNO
                                                    ----------------------
                                                    Robert A. Spigno, Chief
                                                    Executive Officer

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                      EXHIBITS FILED WITH THIS REPORT

        Number  Description
        ------  -----------
        10.1 Securities Purchase Agreement dated as of March 8, 2006 by and between the Registrant and the purchasers named therein

        10.2    Form of Callable Secured Convertible Note due March 8,2009

        10.3    Form of Stock Purchase Warrant dated as of March 8, 2006

        10.4 Registration Rights Agreement dated as of March 8, 2006 by and between the Registrant and the investors named therein

        10.5 Security Agreement dated as of March 8, 2006 between the Registrant and the secured parties named therein

        10.6 Intellectual Property Security Agreement dated as of March 8, 2006 between the Registrant and the secured parties named therein